UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2009

STREAM GLOBAL SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33739	26-0420454
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 William Street, Suite 310, Wellesley, Massachusetts	02481
(Address of Principal Executive Offices)	(Postal Code)

Registrant’s telephone number, including area code: (781) 304-1800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 21, 2009, Stream Global Services, Inc. (the “Company”) announced that it intends to offer $200 million aggregate principal amount of senior secured notes due 2014 (the “Notes”). The offering is expected to be contingent on the closing of the Company’s previously announced combination (the “Combination”) with eTelecare Global Solutions, Inc. (“eTelecare”), the closing of a new, asset-based revolving credit facility and the repayment of certain indebtedness of Stream and eTelecare (the offering of the Notes, the closing of the asset-based credit facility and the repayment of certain outstanding indebtedness are referred to as the “Transactions”).

The Notes will be offered to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the U.S. to non-U.S. persons in reliance on Regulation S under the Securities Act. Unless and until the Notes are registered under the Securities Act, the Notes may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Company is disclosing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1, which information will be disseminated in connection with the Transactions. Certain of this information has not previously been made publicly available by the registrant and may be deemed to be material. This Current Report on Form 8-K also updates certain information previously reported by the Company. The information included as Exhibit 99.1 hereto is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Such information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information furnished pursuant to this Item also shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Excerpts from the Preliminary Offering Circular.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2009

STREAM GLOBAL SERVICES, INC.

By:	/s/ R. Scott Murray
Name:	R. Scott Murray
Title:	Chairman and Chief Executive Officer

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